Exhibit 10.10

August 25, 2025

Via Email: makiwagner3@gmail.com

Maki Wagner

Dear Maki,

Koei US, Inc. (“Koei” or the “Company”) is pleased to offer you the position of Chief Communications Officer (“CCO”). We are confident that your expertise and experience will be a valuable asset to our team. We look forward to having you contribute to the growth and success of our Company.

YOUR EMPLOYMENT WITH KOEI WILL BE “AT WILL” MEANING THAT EITHER YOU OR KOEI MAY TERMINATE THE EMPLOYMENT RELATIONSHIP AT ANY TIME AND FOR ANY REASON, WITH OR WITHOUT CAUSE. FURTHERMORE, THE FOLLOWING ARE THE CONDITIONS OF YOUR EMPLOYMENT, WHICH MAY BE MODIFIED FROM TIME TO TIME AT THE DISCRETION OF KOEI.

1.	EMPLOYMENT DETAILS

●	Target Start Date: August 25, 2025
●	Position: Chief Communications Officer
●	Employment Type: Part-time, salary, non-exempt
●	Work Days: Monday through Friday
●	Work Hours: Not to exceed 29 hours per week
●	Annual Salary: $50,000
●	Location: San Antonio, Texas
●	Travel: 10% or less (periodic overnight travel will be required)
●	After-Hours Support: Not required
●	Work Arrangement:

○	Hybrid remote
○	In-office presence required as needed
○	The Company will provide a computer, two monitors, mouse, keyboard, and required software.
○	Employee must provide their own home office furniture, any additional equipment, and internet connectivity

2.	COMPENSATION & PAY STRUCTURE

●	Paid on the Company’s bi-weekly pay cycle.

3.	BENEFITS & TIME OFF

●	Health & Retirement Benefits:

○	Eligible for a Company-sponsored group health policy

●	Paid Time Off (PTO):

○	Not eligible for PTO

●	Cellphone Reimbursement Benefit:

○	$25 per pay period

●	Holidays

○	Eligible for the following Company holidays (see Table 1)

Table 1 - Company Holidays

Holiday	Day Observed
New Year’s Day	January 1st, or next business day
Good Friday	The Friday before Easter Sunday
Memorial Day	Last Monday in May
Independence Day	July 4th, or next business day
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November
Day After Thanksgiving	Fourth Friday in November
Christmas Eve	December 24th, or next business day
Christmas Day	December 25th or next business day
Floating Holiday	Employee choice

4.	BONUS STRUCTURE

●	The Company intends to provide a discretionary performance bonus in May and November of each year
●	The bonus amount may vary based on individual and Company performance

5.	EXPENSE REIMBURSEMENTS

●	PPE: Reimbursement of up to $750 per year
●	TWIC Badge: Cost covered by the Company
●	Travel: Covered by Company or reimbursed if travel is approved or required
●	Mileage: Reimbursed at the prevailing IRS rate for use of personal vehicle

6.	COMPLIANCE & WORKPLACE POLICIES

●	Timekeeping:

○	If required, employee is shall complete a daily timesheet using the Company’s timekeeping system.

●	Drug & Alcohol Testing:

○	Employee may be required to take a random drug and/or alcohol test at the Company’s expense
○	Employee may be required to enroll in a random drug and alcohol testing program, which mandates same-day testing if randomly selected

●	All employees shall read and sign that they agree to the terms and conditions in the Employee Handbook

7.	WORKING AT CLIENT’S FACILITY

●	Each employee must acknowledge and agree to comply with the terms and conditions set by the client before being assigned to and accessing any client facility

8.	RESTRICTIVE COVENANTS & IP ASSIGNMENTS

●	Each employee is required to sign:

○	Restrictive covenants, including non-disclosure, non-solicitation, non-compete, and non-engagement
○	Intellectual Properties (IP) assignment of IP rights and work product

9.	OTHER FORMS

●	Upon acceptance of this offer, you will be required to fill out and submit, among other forms:

○	W-4 Form (Employee’s Withholding Certificate)
○	I-9 Form (Employment Eligibility Verification)
○	State Tax Withholding Form
○	Direct Deposit Authorization Form

If you choose to accept this offer of employment, please sign below, and return this offer letter by the end of the day August 29, 2025, to Robert Wagner, President & CEO of Koei US, Inc. at robert.wagner@koei-us.com.

Sincerely,

Robert Wagner
President & CEO, Koei US, Inc.

Accepted:

/s/ Maki Wagner
Maki Wagner

CHIEF COMMUNICATIONS OFFICER

1.	INTRODUCTION

The Chief Communications Officer (CCO) is responsible for leading all investor relations, public relations, and international affairs for Koei US, Inc. This role focuses on building and managing the company’s external communications with stakeholders, the media, and global partners. The CCO will work closely with the executive team to support the company’s growth, reputation, and international engagement.

2.	REQUIRED QUALIFICATIONS

●	Education & Experience

○	Bachelor’s degree.

●	Attributes

○	Background in communications, investor relations, public relations, or related fields.
○	Excellent written and verbal communication skills.
○	Ability to work independently and collaboratively in a hybrid environment.
○	International experience or cross-cultural communication skills preferred.

3.	KEY RESPONSIBILITIES

●	Develop and oversee investor relations strategies and communications.
●	Lead all public relations activities, including media engagement, press releases, and company announcements.
●	Manage international affairs, supporting communications and coordination with overseas partners and affiliates.
●	Act as liaison with industry associations, partners, and key stakeholders.
●	Build and maintain strong networks with industry peers to enhance visibility and opportunities.
●	Advise leadership on communication strategies to strengthen corporate reputation.
●	Prepare presentations, reports, and key messaging for investors and external stakeholders.
●	Represent the company in public, investor, and international forums.
●	May supervise communications staff in the future (currently no direct reports).

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